                               SEMI-ANNUAL REPORT

                             ----------------------
                                 DREYFUS PREMIER
                                WORLDWIDE GROWTH
                                   FUND, INC.
                             ----------------------

                                 APRIL 30, 1998


                              (DREYFUS LION LOGO)

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Dear Shareholder:

    We are pleased to report the performance for Dreyfus Premier Worldwide Growth Fund, Inc. for the six-month reporting period ended April 30, 1998, as shown in the following table:

                                                         TOTAL RETURN*
                                                         -------------
    Class A Shares                                          24.82%
    Class B Shares                                          24.37%
    Class C Shares                                          24.38%
    Class R Shares                                          24.96%
    Standard & Poor's 500 Composite
      Stock Price Index ("S&P 500")**                       22.50%
    Morgan Stanley Capital International World Index
      ("Morgan Stanley World Index")***                     18.86%

PORTFOLIO COMPOSITION

    At the close of the period, the Fund had 2.9% of its net assets in short-term Treasuries and industry concentrations in consumer staples, financials and health care. In favorable market conditions and as investment opportunities arise, we will continue to invest the short-term cash equivalent assets.

ECONOMIC OUTLOOK

    We expect average annual Gross Domestic Product (GDP) in the U.S. will expand in a range of 2.5% to 3.0%, compared to 4.0% in 1997. Annual Consumer Price Index (CPI) inflation should decline to 1.5% or below, historically close to price stability. Against the backdrop of a strong dollar and a budget surplus, we expect long-term interest rates to decline to 5.5% or below by year end. Sound corporate management and vigilant monetary policy have produced an environment where job creation remains healthy and the economy can expand, while wage inflation can be held in check. A secular increase in productivity and global competition are also responsible for the positive backdrop for financial assets.

    In our view, strong domestic demand will be tempered in the months ahead. We see weakness and overcapacity in Asia continuing to negatively impact pricing and employment in competitive industries. Clear price deflation in producer prices has weakened the manufacturing sector. We also have seen deflation in agricultural commodities and commodity products such as oil, paper, chemicals and steel. Pricing weakness ultimately leads to margin contraction, and it is our belief that maintaining corporate competitiveness will result in incremental downsizing where necessary. Continued merger and acquisition activity should also undermine job creation in affected industries. Job security may thus become more of an issue, and consumer confidence could moderate from record levels. Higher interest rates, stock market volatility and inevitable shocks related to the Asian crisis may well usher in a period of renewed caution. However, constructive fundamentals in the U.S. economic activity, driven by services versus exports and manufacturing, should insulate domestic growth. A discernible pickup in demand from continental European markets is also expected to have a positive impact.

INVESTMENT STRATEGY

    Investment strategy is based on a three- to five-year economic outlook. With an outlook for a secular trend of aging populations and moderate growth among the industrialized countries, our investment strategy favors those sectors which we expect will benefit as this macroeconomic scenario continues to unfold. The current focus in the Fund is an emphasis on high quality, large capitalization, global industry leaders in consumer staples, financial services and health care. We attempt to identify companies that can generate stable growth in earnings from mature markets and more rapid growth from emerging markets due to such companies' dominant brand names, proprietary technologies and new products. Consumption should remain stable, spurred by increased disposable income due to low inflation and improving living standards, and a trend of global deregulation in the private and public sectors.

    We expect U.S. corporate profits to grow at 8% in 1998, and at a considerably higher rate in Europe. The large capitalization industry bellwethers are likely to maintain market leadership, although there may be periods of underperformance if markets become speculative and/or driven by shorter term earnings expectations rather than long-term consistency and secular growth. Uncertainty about Asia and the direction of the U.S. economy may also cause volatility in equity markets. Our strategy seeks to identify premier global companies, which are expected to show less volatility in their earnings, although markets can exhibit sharp swings in prices. The holdings in the Fund are broadly diversified in their industries and geographical markets, and are usually the number one or two player in their respective businesses. They represent the highest quality managements and have strong balance sheets. These companies should provide the greatest immunity from earnings disappointments, and thus continue to outperform in their respective markets.

INVESTMENT HIGHLIGHTS

    There were no significant changes with respect to the Fund's industry concentrations, although we have increased the overall exposure within the Fund's financial services sector. We believe that industry consolidation will enable the financial services sector to more efficiently operate in global environments. During the six-month period, the Fund's concentration in the financial services sector, which considerably outperformed other sectors, had the most positive impact on the Fund's results. Results were led by AXA, Associates First Capital, Cl.A, Citicorp and Eurafrance. The focus on the large capitalization consumer staples and health care sectors also positively impacted results, led by shares of Pfizer, Merck, Coca-Cola, Nestle A.D.R., L'Oreal, Johnson & Johnson and Gillette. We continue to like these sectors, which are benefiting from demographics, new products and dominant positions in their industries. Individual issues which positively impacted results were Daimler-Benz, Groupe Danone A.D.R., Christian Dior and General Electric. The notable disappointment during this six-month reporting period was further deterioration in NIKE's business fundamentals. We determined to eliminate the position in NIKE, Cl.B and the proceeds were used to invest in companies where we have greater confidence.

    Contributed assets to the Fund increased a wide variety of holdings already established, while new positions were taken with the purchase of shares of Bristol-Myers Squibb, Merrill Lynch and Microsoft. The positions in NIKE, Cl.B, Raytheon and Sara Lee were eliminated.

                              Sincerely,

                              Fayez Sarofim
                              Portfolio Manager

May 20, 1998
New York, NY

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

*** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Unlike the Fund which may invest in various types of securities and engage in different investment techniques, the Morgan Stanley Capital International World Index is an unmanaged index of global stock market performance, consisting of equity securities.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                              APRIL 30, 1998 (UNAUDITED)

COMMON STOCKS-97.2%                                                                        SHARES             VALUE
------------------------------------------------------------------------------           -----------       ------------
                AUTO/RELATED--5.0%   Daimler-Benz.............................             140,000         $ 14,140,000
                                     Ford Motor...............................             225,000           10,307,813
                                     General Motors...........................             100,000            6,737,500
                                                                                                           ------------
                                                                                                             31,185,313
                                                                                                           ------------

                     BANKING--9.3%   BankAmerica.............................              140,000           11,900,000
                                     Chase Manhattan.........................               52,000            7,205,250
                                     Citicorp................................              100,000           15,050,000
                                     Deutsche Bank A.D.R.....................              150,000           11,925,000
                                     HSBC Holdings A.D.R......................              15,500            4,557,000
                                     Union Bank of Switzerland...............               25,010            8,022,861
                                                                                                           ------------
                                                                                                             58,660,111
                                                                                                           ------------

              BASIC MATERIALS-2.8%   Air Liquide A.D.R.......................              220,000            8,030,000
                                     DeBeers Consolidated Mining A.D.R.......               40,000            1,030,000
                                     Dow Chemical............................               11,500            1,111,906
                                     duPont (EI) de Nemours..................              100,000            7,281,250
                                                                                                           ------------
                                                                                                             17,453,156
                                                                                                           ------------

                CAPITAL GOODS-7.0%   AlliedSignal............................              150,000            6,571,875
                                     Boeing..................................              110,000            5,506,875
                                     Caterpillar.............................              100,000            5,693,750
                                     Emerson Electric.......................                50,000            3,181,250
                                     General Electric.......................               125,000           10,640,625
                                     Minnesota Mining & Manufacturing.......                30,000            2,831,250
                                     Norsk Hydro A.D.R......................               100,000            5,000,000
                                     Philips Electronics....................                50,000            4,500,000
                                                                                                           ------------
                                                                                                             43,925,625
                                                                                                           ------------

      COMMUNICATIONS SERVICES-2.0%   Telecom Italia A.D.S...................               170,000           12,888,125
                                                                                                           ------------

                    COMPUTERS-4.3%   Cisco Systems..........................                75,000 (a)        5,493,750
                                     Compaq Computer........................               220,000 (a)        6,173,750
                                     Hewlett-Packard........................               110,000            8,284,375
                                     Microsoft..............................                80,000 (a)        7,210,000
                                                                                                           ------------
                                                                                                             27,161,875
                                                                                                           ------------

                  ELECTRONICS-2.4%   Intel..................................               180,000           14,546,250
                                     Texas Instruments......................                10,000              640,625
                                                                                                           ------------
                                                                                                             15,186,875
                                                                                                           ------------

                       ENERGY-7.9%   British Petroleum A.D.S................               135,000           12,757,500
                                     Chevron................................                35,000            2,894,062
                                     Elf Aquitaine A.D.S....................               120,000            7,792,500
                                     Exxon..................................               110,000            8,023,125

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                  APRIL 30, 1998 (UNAUDITED)

COMMON STOCKS (CONTINUED)                                                                  SHARES             VALUE
----------------------------------------------------------------------------            -----------       ------------
                ENERGY (CONTINUED)   Mobil..................................                30,000        $  2,370,000
                                     Royal Dutch Petroleum..................               135,000           7,635,937
                                     Total Cl. B, A.D.S.....................               140,594           8,259,898
                                                                                                          ------------
                                                                                                            49,733,022
                                                                                                          ------------

                    FINANCIAL-5.1%   Associates First Capital, Cl.A.........                98,969           7,397,942
                                     Eurafrance.............................                14,263           8,008,795
                                     Hertz, Cl. A...........................                50,000           2,050,000
                                     Merrill Lynch..........................               100,000           8,775,000
                                     Zuerich Versicherung...................                10,000           6,089,274
                                                                                                          ------------
                                                                                                            32,321,011
                                                                                                          ------------

                 FOOD & DRUGS-1.1%   Walgreen...............................               210,000           7,245,000
                                                                                                          ------------
    FOOD, BEVERAGE & TOBACCO-13.4%   Coca-Cola..............................               250,000          18,968,750
                                     Diageo A.D.S...........................               180,000           8,651,250
                                     Groupe Danone A.D.R....................               175,000           8,093,750
                                     Kellogg................................                30,000           1,237,500
                                     LVHM Moet Hennessy Louis Vuitton A.D.S.               100,050           4,102,050
                                     Nestle A.D.R...........................               140,000          13,580,000
                                     PepsiCo................................               170,000           6,746,875
                                     Philip Morris Cos......................               350,000          13,059,375
                                     Seagram................................               225,000           9,604,688
                                     Unilever N.V. A.D.R....................                 6,000             447,750
                                                                                                          ------------
                                                                                                            84,491,988
                                                                                                          ------------

                 HEALTH CARE-17.9%   Abbott Laboratories....................               110,000           8,043,750
                                     American Home Products.................               125,000          11,640,625
                                     Bristol-Myers Squibb...................               120,000          12,705,000
                                     Johnson & Johnson......................               210,000          14,988,750
                                     Merck..................................               160,000          19,280,000
                                     Pfizer.................................               300,000          34,143,750
                                     Roche Holdings A.D.S...................               120,000          12,165,000
                                                                                                          ------------
                                                                                                           112,966,875
                                                                                                          ------------

                    INSURANCE-4.9%   AXA....................................               145,361          17,048,736
                                     Berkshire Hathaway, Cl. A..............                   100           6,860,000
                                     Marsh & McLennan.......................                75,000           6,834,375
                                                                                                          ------------
                                                                                                            30,743,111
                                                                                                          ------------

          MEDIA/ENTERTAINMENT-1.3%   Disney (Walt)..........................                15,000           1,864,688
                                     McDonalds..............................                75,000           4,640,625
                                     Tricon Global Restaurants..............                50,000           1,587,500
                                                                                                          ------------
                                                                                                             8,092,813
                                                                                                          ------------

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                  APRIL 30, 1998 (UNAUDITED)

COMMON STOCKS (CONTINUED)                                                                  SHARES             VALUE
----------------------------------------------------------------------------            -----------       ------------
                PERSONAL CARE-6.4%   Estee Lauder, Cl. A....................                40,000        $  2,657,500
                                     Gillette...............................               110,000          12,698,125
                                     L'Oreal A.D.R..........................               130,000          12,382,500
                                     Procter & Gamble.......................               150,000          12,328,125
                                                                                                          ------------
                                                                                                            40,066,250
                                                                                                          ------------

                   PHOTOGRAPHY-.4%   Eastman Kodak..........................                35,000           2,526,563
                                                                                                          ------------

                    PUBLISHING-.4%   News A.D.S.............................                12,000             327,750
                                     Pearson................................               125,288           1,964,349
                                                                                                          ------------
                                                                                                             2,292,099
                                                                                                          ------------

                        RETAIL-.3%   Wal-Mart Stores........................                40,000           2,022,500
                                                                                                          ------------

             TEXTILES-APPAREL-2.5%   Christian Dior.........................                90,000          12,185,397
                                     Polo Ralph Lauren, Cl. A...............               120,000           3,375,000
                                                                                                          ------------
                                                                                                            15,560,397
                                                                                                          ------------

                    UTILITIES-2.8%   Eaux (Generale Des)....................                40,000           7,429,188
                                     Eaux (Generale Des) (Warrants).........                25,000 (a)          36,341
                                     Veba...................................               150,000           9,905,345
                                                                                                          ------------
                                                                                                            17,370,874
                                                                                                          ------------
                                     TOTAL COMMON STOCKS
                                       (cost $443,369,663)..................                              $611,893,583
                                                                                                          ============

PREFERRED STOCKS-.5%
----------------------------------------------------------------------------
                       PUBLISHING;   News A.D.S., Cum., $.4428
                                       (cost $2,181,628)....................               125,000        $  2,914,063
                                                                                                          ============

                                                                                          PRINCIPAL
CORPORATE BONDS-.0%                                                                        AMOUNT
----------------------------------------------------------------------------            ------------
                                     Zuerich International,
                                       2%, 3/1/2001
                                       (cost $4,284)........................             $    5,000       $      3,311
                                                                                                          ============

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                  APRIL 30, 1998 (UNAUDITED)

                                                                                         PRINCIPAL
SHORT-TERM INVESTMENTS--2.9%                                                              AMOUNT             VALUE
----------------------------------------------------------------------------            -----------       ------------
              U.S. TREASURY BILLS:   4.97%, 6/25/1998.......................             $  129,000       $    128,067
                                     4.93%, 7/23/1998.......................              3,860,000          3,816,922
                                     4.88%, 7/2/1998........................              9,651,000          9,570,511
                                     4.95%, 7/30/1998.......................              5,062,000          5,000,598
                                                                                                          ------------

                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $18,513,098)...................                              $ 18,516,098
                                                                                                          ============

TOTAL INVESTMENTS (cost $464,068,673).......................................                 100.6%       $633,327,055
                                                                                             ======       ============

LIABILITIES, LESS CASH AND RECEIVABLES......................................                   (.6%)      $ (3,858,624)
                                                                                             ======       ============

NET ASSETS..................................................................                 100.0%       $629,468,431
                                                                                             ======       ============

NOTES TO STATEMENT OF INVESTMENTS:
------------------------------------------------------------------------------------------------------------------------
(a) Non-income producing.

                    See notes to financial statements.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                  APRIL 30, 1998 (Unaudited)

                                                                                                Cost          Value
                                                                                            ------------   ------------
ASSETS:                    Investments in securities-See Statement of Investments......     $464,068,673   $633,327,055
                           Receivable for shares of Common Stock subscribed............                       3,777,372
                           Dividends and interest receivable...........................                         909,958
                           Prepaid expenses............................................                          61,350
                                                                                                           ------------
                                                                                                            638,075,735
                                                                                                           ------------

LIABILITIES:               Due to The Dreyfus Corporation and affiliates...............                         436,508
                           Due to Distributor..........................................                         408,881
                           Cash overdraft due to Custodian.............................                         113,613
                           Payable for shares of Common Stock redeemed.................                       4,381,046
                           Payable for investment securities purchased.................                       3,176,038
                           Accrued expenses and other liabilities......................                          91,218
                                                                                                           ------------
                                                                                                              8,607,304
                                                                                                           ------------

NET ASSETS.............................................................................                    $629,468,431
                                                                                                           ============

REPRESENTED BY:            Paid-in capital.............................................                    $462,335,410
                           Investment (loss)...........................................                        (555,387)
                           Accumulated distributions in excess of net realized
                             gain (loss) on investments................................                      (1,568,560)
                           Accumulated net unrealized appreciation (depreciation)
                             on investments and foreign currency transactions..........                     169,256,968
                                                                                                           ------------

NET ASSETS.............................................................................                    $629,468,431
                                                                                                           ============

                                               NET ASSET VALUE PER SHARE
                                               -------------------------

                                                          CLASS A          CLASS B         CLASS C         CLASS R
                                                        -----------      -----------      ----------     ------------
Net Assets.................................             $153,479,858     $419,927,422     $54,959,948    $1,101,203
Shares Outstanding.........................                5,031,417       14,068,258       1,857,269        36,378
NET ASSET VALUE PER SHARE..................                   $30.50           $29.85          $29.59        $30.27
                                                              ======           ======          ======        ======

                    See notes to financial statements.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS       SIX MONTHS ENDED APRIL 30, 1998 (Unaudited)

INVESTMENT INCOME

INCOME:                          Cash dividends (net of $121,055 foreign taxes
                                     withheld at source)............................     $  3,695,868
                                 Interest...........................................          184,038
                                                                                         ------------
                                       TOTAL INCOME.................................                       $  3,879,906

EXPENSES:                        Investment advisory fee-Note 3(a)..................        1,843,822
                                 Distribution fees-Note 3(b)........................        1,370,924
                                 Shareholder servicing costs-Note 3(c)..............          908,423
                                 Registration fees..................................           70,836
                                 Custodian fees.....................................           48,346
                                 Prospectus and shareholders' reports...............           23,307
                                 Professional fees..................................           15,933
                                 Directors' fees and expenses-Note 3(d).............           11,187
                                 Loan commitment fees-Note 2........................            1,618
                                 Miscellaneous......................................            6,437
                                                                                         ------------
                                       TOTAL EXPENSES...............................                          4,300,833
                                                                                                           ------------

INVESTMENT (LOSS)...................................................................                           (420,927)
                                                                                                           ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..................     $ (1,041,334)
                                 Net unrealized appreciation (depreciation) on
                                     investments and foreign currency transactions..      111,592,666
                                                                                         ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..............................                        110,551,332
                                                                                                           ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                       $110,130,405
                                                                                                           ============

                    See notes to financial statements.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   APRIL 30, 1998        YEAR ENDED
                                                                                     (UNAUDITED)     OCTOBER 31, 1997
                                                                                  ----------------   ----------------
OPERATIONS:
    Investment income (loss)-net......................................              $   (420,927)      $    182,194
    Net realized gain (loss) on investments...........................                (1,041,334)           156,242
    Net unrealized appreciation (depreciation) on investments.........               111,592,666         35,710,993
                                                                                    ------------       ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.               110,130,405         36,049,429
                                                                                    ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares..................................................                   (66,213)          (342,239)
      Class B shares..................................................                        --           (194,613)
      Class C shares..................................................                        --            (33,288)
      Class R shares..................................................                    (1,945)            (2,351)
    Net realized gain on investments:
      Class A shares..................................................                   (44,143)          (189,344)
      Class B shares..................................................                  (115,429)          (358,913)
      Class C shares..................................................                   (13,341)           (19,735)
      Class R shares..................................................                      (286)            (1,105)
                                                                                    ------------       ------------
          TOTAL DIVIDENDS.............................................                  (241,357)        (1,141,588)
                                                                                    ------------       ------------

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares..................................................               107,908,628         70,292,457
      Class B shares..................................................                99,941,708        182,419,566
      Class C shares..................................................                19,018,816         35,288,177
      Class R shares..................................................                   285,223            766,085
    Dividends reinvested:
      Class A shares..................................................                    97,226            477,476
      Class B shares..................................................                    91,389            464,820
      Class C shares..................................................                     6,189             23,764
      Class R shares..................................................                     2,228              3,456
    Cost of shares redeemed:
      Class A shares..................................................               (91,242,204)       (16,413,996)
      Class B shares..................................................               (16,831,178)       (15,487,817)
      Class C shares..................................................                (2,727,992)        (7,515,268)
      Class R shares..................................................                  (110,551)          (260,302)
                                                                                    ------------       ------------
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK
      TRANSACTIONS....................................................               116,439,482        250,058,418
                                                                                    ------------       ------------
          TOTAL INCREASE (DECREASE) IN NET ASSETS.....................               226,328,530        284,966,259

NET ASSETS:
    Beginning of Period...............................................               403,139,901        118,173,642
                                                                                    ------------       ------------
    End of Period.....................................................              $629,468,431       $403,139,901
                                                                                    ============       ============
    Investment (loss)/(distributions in excess of investment
    income)-net.......................................................              $   (555,387)      $    (66,302)
                                                                                    ------------       ------------

                    See notes to financial statements.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                 SHARES
                                                                                  -----------------------------------
                                                                                  SIX MONTHS ENDED
                                                                                   APRIL 30, 1998        YEAR ENDED
                                                                                     (UNAUDITED)     OCTOBER 31, 1997
                                                                                  ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    CLASS A
    -------
    Shares sold............................................................         3,948,501           2,969,234
    Shares issued for dividends reinvested.................................             3,837              23,475
    Shares redeemed........................................................        (3,343,792)           (686,559)
                                                                                    ---------           ---------
                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING.......           608,546           2,306,150
                                                                                    =========           =========

    CLASS B
    -------
    Shares sold............................................................         3,672,915           7,832,925
    Shares issued for dividends reinvested.................................             3,675              23,125
    Shares redeemed........................................................          (619,536)           (667,655)
                                                                                    ---------           ---------
                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING.......         3,057,054           7,188,395
                                                                                    =========           =========

    CLASS C
    -------
    Shares sold............................................................           707,034           1,527,030
    Shares issued for dividends reinvested.................................               251               1,192
    Shares redeemed........................................................          (103,977)           (329,957)
                                                                                    ---------           ---------
                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING.......           603,308           1,198,265
                                                                                    =========           =========

    CLASS R
    -------
    Shares sold............................................................            10,480              33,875
    Shares issued for dividends reinvested.................................                89                 174
    Shares redeemed........................................................            (4,313)            (11,798)
                                                                                    ---------           ---------
                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING.......             6,256              22,251
                                                                                    =========           =========

                    See notes to financial statements.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          CLASS A SHARES
                                               -----------------------------------------------------------------
                                               SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                APRIL 30, 1998    ----------------------------------------------
PER SHARE DATA:                                   (UNAUDITED)     1997      1996      1995      1994      1993(1)
                                                  -----------    ------    ------    ------    --------  --------
    Net asset value, beginning of period...         $24.46       $19.89    $16.41    $14.03     $13.21    $12.50
                                                    ------       ------    ------    ------     ------    ------
    INVESTMENT OPERATIONS:
    Investment income (loss)-net...........            .03          .11       .13       .20        .16      (.01)
    Net realized and unrealized gain (loss)
      on investments.......................           6.04         4.69      3.50      2.39        .66       .72
                                                    ------       ------    ------    ------     ------    ------
    TOTAL FROM INVESTMENT OPERATIONS.......           6.07         4.80      3.63      2.59        .82       .71
                                                    ------       ------    ------    ------     ------    ------
    DISTRIBUTIONS:
    Dividends from investment income-net...           (.02)        (.15)     (.14)     (.21)        --        --
    Dividends from net realized gain
      on investments.......................           (.01)        (.08)     (.01)       --         --        --
                                                    ------       ------    ------    ------     ------    ------
    TOTAL DISTRIBUTIONS....................           (.03)        (.23)     (.15)     (.21)        --        --
                                                    ------       ------    ------    ------     ------    ------
    Net asset value, end of period.........         $30.50       $24.46    $19.89    $16.41     $14.03    $13.21
                                                    ======       ======    ======    ======     ======    ======
TOTAL INVESTMENT RETURN(2).................          24.82%(3)    24.39%    22.24%    18.77%      6.21%     5.68%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets            .61%(3)     1.19%     1.25%     1.22%      1.33%      .77%(3)
    Ratio of net investment income (loss)
      to average net assets................            .17%(3)      .66%      .98%     1.59%      1.49%     (.12%)(3)
    Decrease reflected in above expense
      ratios due to undertakings by the
      Manager..............................             --          .03%      .12%      .53%       .75%      .88%(3)
    Portfolio Turnover Rate................           .81%(3)      1.20%     1.24%     1.16%       .71%      --
    Average commission rate paid (4).......          $.0693      $.0879    $.0814      --         --         --
    Net Assets, end of period (000's Omitted)      $153,480    $108,188   $42,098   $18,822     $8,075    $3,338

--------------------
(1) From July 15, 1993 (commencement of operations) to October 31, 1993.
(2) Exclusive of sales load.
(3) Not annualized.
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                    See notes to financial statements.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

     Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          CLASS B SHARES
                                               -----------------------------------------------------------------
                                               SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                APRIL 30, 1998    ----------------------------------------------
PER SHARE DATA:                                   (UNAUDITED)     1997      1996      1995      1994      1993(1)
                                                  -----------    ------    ------    ------    --------  --------
Net asset value, beginning of period.......         $24.01       $19.58    $16.22    $13.89     $13.17    $12.50
                                                    ------       ------    ------    ------     ------    ------
    INVESTMENT OPERATIONS:
    Investment income (loss)-net...........           (.03)        (.04)(2)   .04       .12        .09      (.03)
    Net realized and unrealized gain (loss)
      on investments.......................           5.88         4.60      3.42      2.34        .63       .70
                                                    ------       ------    ------    ------     ------    ------
    TOTAL FROM INVESTMENT OPERATIONS.......           5.85         4.56      3.46      2.46        .72       .67
                                                    ------       ------    ------    ------     ------    ------
    DISTRIBUTIONS:
    Dividends from investment income-net...             --         (.05)     (.09)     (.13)        --        --
    Dividends from net realized gain
      on investments.......................           (.01)        (.08)     (.01)       --         --        --
                                                    ------       ------    ------    ------     ------    ------
    TOTAL DISTRIBUTIONS....................           (.01)        (.13)     (.10)     (.13)        --        --
                                                    ------       ------    ------    ------     ------    ------
    Net asset value, end of period.........         $29.85       $24.01    $19.58    $16.22     $13.89    $13.17
                                                    ------       ------    ------    ------     ------    ------
TOTAL INVESTMENT RETURN(3).................          24.37%(4)    23.47%    21.29%    17.88%      5.47%     5.36%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets            .96%(4)     2.00%     2.00%     1.98%      2.07%     1.14%(4)
    Ratio of net investment income (loss)
      to average net assets................           (.17%)(4)    (.17%)     .24%      .84%       .71%     (.53%)(4)
    Decrease reflected in above expense
      ratios due to undertakings by the
      Manager..............................             --          .03%      .12%      .46%       .75%     1.01%(4)
    Portfolio Turnover Rate................            .81%(4)     1.20%     1.24%     1.16%       .71%      --
    Average commission rate paid (5).......         $.0693       $.0879    $.0814      --         --         --
    Net Assets, end of period (000's Omitted)     $419,927     $264,375   $74,833   $32,555    $10,867    $2,554

--------------------
(1) From July 15, 1993 (commencement of operations) to October 31, 1993.
(2) Based on average shares outstanding.
(3) Exclusive of sales load.
(4) Not annualized.
(5) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                    See notes to financial statements.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

     Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS C SHARES
                                                               ---------------------------------------------------
                                                               SIX MONTHS ENDED          YEAR ENDED OCTOBER 31,
                                                                APRIL 30, 1998    --------------------------------
PER SHARE DATA:                                                   (UNAUDITED)      1997        1996        1995(1)
                                                                  -----------     ------      ------      --------
    Net asset value, beginning of period......................      $23.80        $19.51      $16.22      $15.56
                                                                    ------        ------      ------      ------
    INVESTMENT OPERATIONS:
    Investment income (loss)-net..............................        (.02)         (.06)(2)     .14        (.01)
    Net realized and unrealized gain (loss) on investments....        5.82          4.57        3.29         .67
                                                                    ------        ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS..........................        5.80          4.51        3.43         .66
                                                                    ------        ------      ------      ------
    DISTRIBUTIONS:
    Dividends from investment income-net......................          --          (.14)       (.13)         --
    Dividends from net realized gain on investments...........        (.01)         (.08)       (.01)         --
                                                                    ------        ------      ------      ------
    TOTAL DISTRIBUTIONS.......................................        (.01)         (.22)       (.14)         --
                                                                    ------        ------      ------      ------
    Net asset value, end of period............................      $29.59        $23.80      $19.51      $16.22
                                                                    ======        ======      ======      ======
TOTAL INVESTMENT RETURN(3)....................................       24.38%(4)     23.36%      21.23%       4.71%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...................         .94%(4)      1.99%       2.04%       1.56%(4)
    Ratio of net investment income (loss) to average net assets       (.16%)(4)     (.24)%       .19%       (.63%)(4)
    Decrease reflected in above expense ratios due to
      undertakings by the Manager.............................          --           .03%        .11%        .73%(4)
    Portfolio Turnover Rate...................................         .81%(4)      1.20%       1.24%       1.16%
    Average commission rate paid(5)...........................      $.0693        $.0879      $.0814         --
    Net Assets, end of period (000's Omitted).................     $54,960       $29,845      $1,086         $48

--------------------
(1) From June 21, 1995 (commencement of initial offering) to October 31,
    1995.
(2) Based on average shares outstanding.
(3) Exclusive of sales load.
(4) Not annualized.
(5) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                    See notes to financial statements.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                CLASS R SHARES
                                                                  -----------------------------------------
                                                                  SIX MONTHS ENDED   YEAR ENDED OCTOBER 31,
                                                                   APRIL 30, 1998    ----------------------
PER SHARE DATA:                                                      (UNAUDITED)      1997          1996(1)
                                                                     -----------     ------        ------
    Net asset value, beginning of period........................       $24.30        $19.74        $18.03
                                                                       ------        ------        ------
    INVESTMENT OPERATIONS:
    Investment income-net.......................................          .08           .22           .03
    Net realized and unrealized gain (loss) on investments......         5.97          4.60          1.69
                                                                       ------        ------        ------
    TOTAL FROM INVESTMENT OPERATIONS............................         6.05          4.82          1.72
                                                                       ------        ------        ------
    DISTRIBUTIONS:
    Dividends from investment income-net........................         (.07)         (.18)           --
    Dividends from net realized gain on investments.............         (.01)         (.08)         (.01)
                                                                       ------        ------        ------
    TOTAL DISTRIBUTIONS.........................................         (.08)         (.26)         (.01)
                                                                       ------        ------        ------
    Net asset value, end of period..............................       $30.27        $24.30        $19.74
                                                                       ======        ======        ======
TOTAL INVESTMENT RETURN.........................................        24.96%(2)     24.71%         9.51%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.....................          .47%(2)       .95%          .75%(2)
    Ratio of net investment income to average net assets........          .32%(2)       .87%          .48%(2)
    Decrease reflected in above expense ratios due to
      undertakings by the Manager...............................           --           .04%          .07%(2)
    Portfolio Turnover Rate.....................................          .81%(2)      1.20%         1.24%
    Average commission rate paid(3).............................       $.0693        $.0879         .0814
    Net Assets, end of period (000's Omitted)...................       $1,101          $732          $155

--------------------
(1) From March 4, 1996 (commencement of initial offering) to October 31,
    1996.
(2) Not annualized.
(3) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                    See notes to financial statements.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    Dreyfus Premier Worldwide Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Fayez Sarofim & Co. ("Sarofim") serves as the Fund's sub-investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A.

    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares:
Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors.
 Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and
asked prices.   Bid price is used when no asked price is available.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.
Such gains and losses are included with net realized and unrealized gain or loss on investments.

    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-BANK LINE OF CREDIT:

    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.

NOTE 3-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

    Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:


                                               ANNUAL FEE AS A PERCENTAGE OF
    TOTAL NET ASSETS                             AVERAGE DAILY NET ASSETS
    ----------------                           -----------------------------
    0 to $25 million........................            .11 of 1%
    $25 up to $75 million...................            .18 of 1%
    $75 up to $200 million..................            .22 of 1%
    $200 up to $300 million.................            .26 of 1%
    In excess of $300 million...............            .275 of 1%

    Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, retained $26,943 during the period ended April 30, 1998 from commissions earned on sales of the Fund's shares.

    (B) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 1998, Class B and Class C shares were charged $1,222,710 and $148,214, respectively, pursuant to the Plan.

    (C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.
The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, Class A, Class B and Class C shares were charged $156,569, $407,570 and $49,404, respectively, pursuant to the Shareholder Services Plan.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $204,613 pursuant to the transfer agency agreement.

    (D) Each director who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1998, amounted to $113,643,309 and $3,957,607, respectively.

    At April 30, 1998, accumulated net unrealized appreciation on investments was $169,258,382, consisting of $169,942,437 gross unrealized appreciation and $684,055 gross unrealized depreciation.

    At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER WORLDWIDE
GROWTH FUND, INC.
200 Park Avenue
New York, NY 10166

INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

SUB-INVESTMENT ADVISER
Fayez Sarofim & Co.
Two Houston Center,
Suite 2907
Houston, TX 77010

CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                  070/628SA984